Mortgage-Backed Securities Available for Sale (Details 2) (Mortgage Backed Securities [Member], Customer deposit accounts [Member], USD $) In Thousands, unless otherwise specified	Sep. 30, 2012	Sep. 30, 2011
Mortgage Backed Securities [Member] | Customer deposit accounts [Member]
Principal balances of mortgage-backed securities available for sale
Amortized cost	$ 393	$ 494
Gross unrealized gains	26	29
Gross unrealized Losses	0	0
Estimated fair value	$ 419	$ 523